Exhibit 99.2

Retail Energy Holdings, LLC and Subsidiaries

Condensed Consolidated Financial Statements

As of September 30, 2016 and

For the Nine Months Ended September 30, 2016 and 2015

(Unaudited)

Table of Contents

Condensed Consolidated Balance Sheet (Unaudited)	3
Condensed Consolidated Statements of Comprehensive Income (Loss) (Unaudited)	4
Condensed Consolidated Statements of Cash Flows (Unaudited)	5
Notes to Condensed Consolidated Financial Statements (Unaudited)	6

2

Retail Energy Holdings, LLC and Subsidiary

Condensed Consolidated Balance Sheet

As of September 30, 2016

(Unaudited)

Assets
Current assets:
Cash	$242,805
Restricted cash	26,679
Collateral and deposits	1,608,981
Accounts receivable	4,641,397
Prepaid expenses	80,519
Total current assets	6,600,381
Equipment and furniture, net	118,456
Total assets	$6,718,837
Liabilities and Member’s Equity
Current liabilities:
Revolving line of credit	$738,688
Accounts payable	2,509,465
Accrued expenses	1,435,527
Accrued interest	4,728
Total current liabilities	4,688,408

Member’s Equity:
Common equity	2,050,671
Accumulated other comprehensive loss	(20,242)
Total member’s equity	2,030,429
Total liabilities and member’s equity	$6,718,837

See notes to condensed consolidated financial statements.

3

Retail Energy Holdings, LLC and Subsidiaries

Condensed Consolidated Statements of Comprehensive Income (Loss)

(Unaudited)

	For the Nine Months Ended September 30,
	2016	2015

Revenue:
Retail Electricity sales	$28,673,122	$23,566,115
Non-designated hedges	(52,791)	(281,367)
Total revenue	28,620,331	23,284,748
Cost of retail electricity sold	23,953,380	20,350,365
Gross profit	4,666,951	2,934,383
Costs and expenses:
Retail sales and marketing	886,367	1,017,775
Compensation and benefits	872,544	608,537
Professional fees	557,140	798,005
Other general and administrative	328,264	492,907
Billing and forecasting services	355,422	311,955
Depreciation and amortization	137,703	267,650
State taxes	307,897	203,209
Rent	75,473	71,885
Management fee expenses	927,367	961,889
	4,448,177	4,733,812
Operating income (loss)	218,774	(1,799,429)

Other income (expenses)
Interest expense	(251,693)	(130,761)
Interest income	3,511	595
Foreign currency exchange	(41,763)	2,603
Other income	248,752	125,915
	(41,193)	(1,648)
Net income (loss)	177,581	(1,801,077)

Other comprehensive income (loss)
Foreign currency translation adjustment	42,615	—
Change in fair value of cash flow hedges	—	863,408
Comprehensive income (loss).	$220,196	$(937,669)

See notes to condensed consolidated financial statements.

4

Retail Energy Holdings, LLC and Subsidiaries

Condensed Consolidated Statements of Cash Flows

(Unaudited)

	Nine Months Ended September 30,
	2016	2015

Cash flows from operating activities
Net income (loss)	$177,581	$(1,801,077)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation and amortization	118,393	267,648
(Increase) decrease in:
Collateral and deposits	373,791	347,703
Accounts receivable	(1,083,079)	(2,698,126)
Prepaid expenses	176,350	(30,606)
Increase (decrease) in:
Accounts payable	52,089	975,851
Accrued expenses	(654,700)	1,043,986
Accrued interest	(15,013)	26,760
Net cash used in operating activities	(854,588)	(1,867,861)

Cash flows from investing activities
Purchase of equipment and furniture	(34,910)	(48,100)
Net cash used in investing activities	(34,910)	(48,100)

Cash flows from financing activities
Proceeds from revolving line of credit	18,055,253	22,552,000
Payments on revolving line of credit	(18,509,727)	(20,993,622)
Deferred financing costs	(78,176)	—
Contributions	1,025,682	2,497,236
Distributions	(53,995)	(1,627,645)
Net cash provided by financing activities	439,039)	2,427,969

Net (decrease) increase in cash	(450,459)	512,008
Effect of exchange rate changes on cash	40,594	—
Cash:
Beginning of period	652,670	288,436
End of period.	$242,805	$800,444

See notes to condensed consolidated financial statements.

5

Retail Energy Holdings, LLC and Subsidiaries

Notes to Condensed Consolidated Financial Statements

(Unaudited)

Note 1.	Basis of Presentation

The accompanying unaudited consolidated financial statements of Retail Energy Holdings, LLC and its subsidiaries (the “Company”) have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) for interim financial information. Accordingly, they do not include all of the information and footnotes required by U.S. GAAP for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. Operating results for the nine months ended September 30, 2016 are not necessarily indicative of the results that may be expected for the year ending December 31, 2016.

Note 2.	Business and Ownership

The Company is a Minnesota limited liability company (“LLC”) formed on October 25, 2013. As such, the members are not liable for any of the debts or other liabilities of the Company. As of November 1, 2015, the Company became a wholly-owned subsidiary of Krieger Enterprises, LLC (“KRE”). The Company was formerly wholly-owned by Twin Cities Power Holdings, LLC (“TCPH”). TCPH underwent a reorganization during 2015; changed its name to Aspirity Holdings, LLC on July 14, 2015 and sold 100% of the equity interests in REH to KRE on November 1, 2015. The reorganization was accounted for as a transfer of interest under common control. The Company’s subsidiaries are Town Square Energy, LLC, Town Square Energy East, LLC (fka Discount Energy Group, LLC), and Town Square Energy Canada, Ltd.

On June 29, 2012, Twin Cities Power, LLC, a subsidiary of TCPH (“TCP”) acquired certain assets and the business of Community Power & Utility LLC, a retail energy supplier serving residential and small commercial markets in Connecticut (“CPU”). The business was re-named Town Square Energy (“TSE”), and ran as an accounting division of TCP. On July 1, 2012, TCP began selling electricity to retail accounts.

Effective June 1, 2013, the TSE division of TCP was reorganized as a wholly-owned subsidiary of TCPH. During late 2012 and early 2013, TSE applied for retail electricity supplier licenses for the states of Massachusetts, New Hampshire, and Rhode Island which were issued on various dates in 2013.

On October 25, 2013, in anticipation of receipt of Federal Energy Regulatory Commission (“FERC”) approval of the acquisition of Discount Energy Group, LLC (“DEG”), a retail energy business licensed by the states of Maryland, New Jersey, Pennsylvania, and Ohio, TCPH formed the Company and transferred the ownership of TSE to it. FERC approval of the acquisition was received on December 13, 2013 and the transaction closed on January 2, 2014. Effective April 2, 2015, Discount Energy Group, LLC changed its name to Town Square Energy East, LLC (“TSEE”).

The reorganization on June 1, 2013 and October 25, 2013 which resulted in the transfer of the business of TSE to REH were accounted for as transfers of interests under common control, and presented as of the beginning of 2013 as required by Generally Accepted Accounting Principles.

Town Square Energy Canada, Ltd (fka Canada-Town Square Energy Canada, Ltd) (“TSEC”) was incorporated in Alberta, Canada on January 27, 2015. TSEC was licensed as an electricity marketing business on March 16, 2016 by the Alberta Government. As of September 30, 2016 there was no business activity in Alberta.

6

Retail Energy Holdings, LLC and Subsidiaries

Notes to Condensed Consolidated Financial Statements

(Unaudited)

The eight states and one province in which the Company is currently licensed incorporate the service territories of 34 investor-owned electric utilities and 4 municipally owned electric utilities. As of September 30, 2016, the Company was actively marketing its services in twenty-nine of these utilities. As of September 30, 2016 the Company was servicing 40,859 active meters, (49,031residential customer equivalents), this is exclusive of customers that were enrolled but not yet receiving service. There is tangible market value to these customers which is not capitalized on the Company’s Consolidated Balance Sheet. The market value may vary based on the attributes of the individual customer contracts and the current market conditions within the industry.

Note 3.	Letter of Credit

During the year ended December 31, 2015, the Company secured an irrevocable stand-by letters of credit totaling CAD$35,000 with a financial institution for the benefit of the Independent System Operator of Alberta. The letter of credit expired on October 20, 2016 and is subject to automatic extension and renewal provisions. On November 1, 2016 the irrevocable letter of credit in the amount of CAD$35,000 was renewed for another year, and will expire in October 2017. The letter of credit is secured by the cash in the amount of CAD$35,000 and is included in restricted cash.

As of September 30, 2016, none of the letters of credit issued on behalf of the Company were drawn upon.

Note 4.	Accounting for Derivatives and Hedging Activities

The following table summarizes the amount of gain or loss recognized in AOCI or earnings for derivatives designated as cash flow hedges for the periods indicated:

	Gain (loss) Recognized in AOCI	Income Statement Classification	Gain (Loss) Reclassified from AOCI
Nine Months Ended September 30, 2016
Cash flows hedges	$—	Cost of energy sold	$—

Nine Months Ended September 30, 2015
Cash flows hedges	$—	Cost of energy sold	$(863,408)

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Retail Energy Holdings, LLC and Subsidiaries

Notes to Condensed Consolidated Financial Statements

(Unaudited)

The following table provides details with respect to changes in AOCI as presented in our condensed consolidated balance sheet, including those relating to our designated cash flow hedges, for the period from January 1, 2016 to September 30, 2016:

	Foreign Currency	Cash flow hedge	Total

Balance – January 1, 2016	$(62,857)	$—	$(62,857)
Other comprehensive income before reclassifications	42,615		42,615
Amounts reclassified from AOCI	—	—	—
Net current period other comprehensive income (loss)	42,615	—	42,615
Balance – September 30, 2016	$(20,242)	$—	$(20,242)

As of September 30, 2016, there were no derivative instruments designated as cash flow hedges.

The Company purchases bi-lateral physical power to mitigate commodity price risk. Under ASC 815, these contracts qualify for the normal purchase and normal sale exemption, and therefore, the Company does not apply hedge accounting to these contracts.

Note 5.	Fair Value Measurements

The ASC establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The three types of valuation inputs in the fair market hierarchy are as follows:

●	“Level 1 inputs” are quoted prices in active markets for identical assets or liabilities.

●	“Level 2 inputs” are inputs other than quoted prices that are observable either directly or indirectly for the asset or liability.

●	“Level 3 inputs” are unobservable inputs for which little or no market data exists.

Financial instruments categorized as Level 1 holdings are publicly traded in liquid markets with daily quotes and include exchange-traded derivatives such as futures contracts and options, certain highly-rated debt obligations, and some equity securities. Holdings such as shares in money market mutual funds that are based on net asset values as derived from quoted prices in active markets of the underlying securities are also classified as Level 1.

The fair values of financial instruments that are not publicly traded in liquid markets, but do have characteristics similar to observable market information such as wholesale commodity prices, interest rates, credit margins, maturities, collateral, and the like upon which valuations are based are categorized in Level 2.

Financial instruments that are not traded in publicly quoted markets or that are acquired based on prices and terms determined by direct negotiation with the issuer are classified as Level 3. Level 3 securities are carried at book value which management believes approximates fair value, until circumstances otherwise dictate while Level 3 derivatives are adjusted to fair value based on appropriate mark-to-model methodologies.

Generally, with respect to valuation of Level 3 instruments, significant changes in inputs will result in higher or lower fair value measurements, any particular calculation or valuation methodology may produce estimates that may not be indicative of net realizable value or reflective of future fair values, and such variations could be material.

8

Retail Energy Holdings, LLC and Subsidiaries

Notes to Condensed Consolidated Financial Statements

(Unaudited)

From time to time, the Company may engage third parties such as appraisers, brokers, or investment bankers to assist management in its valuation and classification of financial instruments.

There have been no changes in the methodologies used since December 31, 2015.

The following table presents certain assets measured at fair value on a recurring basis as of the dates indicated:

	Level 1	Level 2	Level 3	Total
September 30, 2016
Cash in trading accounts, net	$1,608,981	$—	$—	$1,608,981

There were no transfers during the nine months ended September 30, 2016 between Levels 1 and 2.

Note 6.	Revolving Line of Credit

On October 14, 2014, REH, TSE, and DEG entered into a Credit Agreement with the Toronto, Ontario branch of Maple Bank GmbH (the “Maple Agreement” and “Maple Bank”), expiring October 31, 2016. The Maple Agreement provides the Company’s retail energy services businesses with a revolving line of credit of up to $5,000,000 in committed amount secured by a first position security interest in all of the assets, a pledge of the equity of such companies by TCPH, and certain guarantees. Availability of loans is keyed to advance rates against certain eligible receivables as defined. Any loans outstanding bear interest at an annual rate equal to 3 month LIBOR, subject to a floor of 0.50%, plus a margin of 6.00%. In addition, the Company is obligated to pay an annual fee of 1.00% of the committed amount on a monthly basis and a monthly non-use fee of 1.00% of the difference between the committed amount and the average daily principal balance of any outstanding loans. The Company is also subject to certain reporting, affirmative, and negative covenants. On August 4, 2015 the Maple Revolver was amended to increase the committed amount to $7,500,000, replace Aspirity Holdings, LLC (fka TCPH) with KRE as the Guarantor, and changed the annual fee to a flat fee.

On February 18, 2016, REH was informed that on February 12, 2016, the Ontario Superior Court of Justice ordered the winding up and liquidation of Maple Bank and appointed KPMG Inc. as liquidator following reports that the German banking authorities had terminated Maple’s banking license. REH repaid all amounts owing under the Maple Agreement on June 8, 2016.

On June 6, 2016 REH entered into a Credit Agreement with Vantage Commodities Financial Services II, LLC (the “Vantage Agreement”) that expired on October 31, 2016. On October 31, 2016 the first amendment to the Vantage Agreement extended the maturity date to November 30, 2016. (See Note 11. Subsequent Events). The Vantage Agreement provides REH with a revolving line of credit of up to $7,500,000 in committed amount secured by a first position security interest in all of the Company’s assets, and certain guarantees. Availability of loans is keyed to advance rates against certain eligible receivables as defined. Any loans outstanding bear interest at an annual rate equal to 1-month LIBOR, plus a margin of 6.00%. In addition, the Company is obligated to pay an annual fee of 1.00% of the committed amount on a monthly basis and a monthly facility commitment fee of 1.00% of the difference between the committed amount and the average daily principal balance of any outstanding loans. The Company is subject to certain reporting, affirmative, and negative covenants.

9

Retail Energy Holdings, LLC and Subsidiaries

Notes to Condensed Consolidated Financial Statements

(Unaudited)

As of September 30, 2016, there was $758,231 outstanding under the Vantage Agreement and the Company was in compliance with all covenants.

Note 7.	Member’s Equity

Changes in the components of member’s equity for the nine months ended September 30, 2016 were as follows:

	Common Equity	Accumulated Other Comprehensive Income (Loss)	Total
Balance, December 31, 2015	$901,403	$(62,857)	$838,546
Contributions	1,025,682	—	1,025,682
Distributions	(53,995)	—	(53,995)
Comprehensive income	177,581	42,615	220,196
Balance, September 30, 2016	$2,050,671	$(20,242)	$2,030,429

Note 8.	Guarantees

On June 17, 2015, REH entered into two separate guaranties of the obligations of TSE and TSEE of up to $1,000,000 in favor of BP Energy Company (“BP”). The guarantees remain effective until the earlier of June 17, 2020 or ten days after REH gives notice of cancellation to BP. Guarantor guarantees the timely payment when due of the obligations of the guaranteed party. If the guaranteed party shall fail to pay any obligation, guarantor shall promptly pay to the counterparty the amount due.

In the ordinary course, Enterprises provided guarantees of the obligations of REH and its subsidiaries with respect to purchases of power from certain wholesale suppliers.

Note 9.	Contingencies

In March 2016 the Company was notified by the Pennsylvania Attorney General’s Office of 4 possible violations of the Telephone Consumer Protection Act and PA telemarketing codes. In September 2016, this matter was dismissed with no liability for the Company.

Note 10.	Related Party Transactions

Leases

Effective August 1, 2014, the Company and Fulton Marketplace, LLC (“Fulton”), a Company owned by KREs CEO and vice president and secretary, entered into a five-year lease expiring July 31, 2019, subject to two consecutive five-year extension periods, for 2,712 square feet of office space in Chandler, AZ. The rent for the first lease year is $4,068 per month and it will increase by 3% annually at the start of each lease year thereafter.

10

Retail Energy Holdings, LLC and Subsidiaries

Notes to Condensed Consolidated Financial Statements

(Unaudited)

On June 30, 2015 REH discontinued the lease as the office was relocated to a new location. Thus, effective July 1, 2015, Enterprises entered into a new five-year lease, expiring June 30, 2020, with Fulton for a 3,321 square foot office space with a monthly base rent of $4,982 that will increase by 3% annually at the start of each lease year thereafter. REH paid $75,473 to Fulton in the nine months ended September 30, 2016 for rent, real estate taxes, and operating expenses.

Future minimum lease payments under the Company’s lease agreement are as follows:

Years Ended September 30,	Amount
2017	$62,033
2018	63,894
2019	65,811
2020	50,460
2021	—
Total	$242,198

Management Fee

During the nine months ended September 30, 2016, the Company incurred management fees of $930,090. In 2016, this management fee was treated as non-cash contributions and was classified as permanent equity, for total non-cash contributions of $946,703 in the nine months ended September 30, 2016.

The Company has a Management Service Agreement with KRE, as such, the Company incurs additional costs as allocated by KRE to REH in the form of a management fee. These costs have a negative impact on our statements of operations and cash flows but are eliminated upon consolidation with the parent.

Note 11.	Subsequent Events

The Company has evaluated subsequent events occurring through January 13, 2017, the date that the financial statements were issued.

Effective November 2, 2016 Genie Retail Energy (“GRE”) purchased all of the equity interest of the Company.

On October 31, 2016 the first amendment to the Vantage Agreement extended the maturity date to November 30, 2016. The second amendment to the Vantage Agreement was effective November 1, 2016 and gives consent to REH for the equity purchase by GRE. This amendment also extends the maturity date to October 31, 2017, replaces GRE as the guarantor, and amends various fees and rates.

From October 1, 2016 to January 13, 2017, the Company received advances on the revolving line of credit of $8,554,073 and has made payments of $8,611,068, leaving an obligation of $721,165 on the line as of January 13, 2017.

11